American Securitization Forum

Las Vegas, Nevada
January 28-31, 2007

Forward looking disclosure

       Certain matters discussed in this presentation constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements are those that predict or describe future events and that do not relate solely to historical matters. Forward-looking statements are subject to risks and uncertainties and certain factors can cause actual results to differ materially from those anticipated. Some important factors that could cause actual results to differ materially from those anticipated include: our ability to generate sufficient liquidity on favorable terms; the size, frequency and structure of our securitizations; interest rate fluctuations on our assets that differ from our liabilities; increases in prepayment or default rates on our mortgage assets;
changes in assumptions regarding estimated loan losses and fair value amounts; changes in origination and resale pricing of mortgage loans; our compliance with applicable local, state and federal laws and regulations or opinions of counsel relating thereto and the impact of new local, state or federal legislation or regulations or opinions of counsel relating thereto or court decisions on our operations;  the initiation of margin calls under our credit facilities; the ability of our servicing operations to maintain high performance standards and maintain appropriate ratings from rating agencies; our ability to expand origination volume while maintaining an acceptable level of overhead; our ability to adapt to and implement technological changes; the stability of residual property values; the outcome of litigation or regulatory actions pending against us or other legal contingencies; compliance with new accounting pronouncements; the impact of general economic conditions;
and the risks that are from time to time included in our filings with the SEC, including our Annual Report on
Form 10-K, for the year ended December 31, 2005 and our quarterly report on form 10-Q, for the period ending
September 30, 2006.  Other factors not presently identified may also cause actual results to differ. This document speaks only as of its date and we expressly disclaim any duty to update the information herein.

Overview

Founded:  June, 1996

IPO:  October, 1997   (NYSE: NFI)

$800 million market cap;  $543 million of GAAP equity

Top 20 residential mortgage ABS issuer

Current production run rate of $850 million per month

Cost to originate in the 1.75%-2.00% range

Servicer rating of “Strong” by S&P

Completed 38 ABS transactions, total issuance $35 billion

Disciplined underwriting approval through automated system
manages to a 4.0-6.0% (pre-MI) loss under normal market
conditions

NovaStar Organizational Structure

NovaStar Operating Strategy

NovaStar is currently structured as a REIT

Parent company does not pay corporate taxes

Focus is on being a portfolio investor vs. pure mortgage banking

Originate high margin, non-conforming residential mortgages

Service our own collateral (no third party servicing)

Use technology to be an efficient originator and servicer

Create mortgage securities with good risk-adjusted returns
from our loans through securitization

Use capital markets to price and manage risks

Interest rate risks hedged with swaps / caps

Credit risk managed through the purchase of deep MI

Origination Strategy

Primarily an A- wholesale lender

Vertical integration

Originator and end investor

Whole loan portfolio exceeding $16 billion

Centralized origination operation

Strive to be a low cost producer - cost to originate below 2.00%

Better risk controls - over 25% appraisal reviews

Manage underwriting - 100% prefunding audits

Diversify credit risk  - deep MI

Focus on developing competitive advantages in every
channel in which we choose to operate

Distribution Channels

Wholesale

Production centers located in Independence, OH; Richfield, OH and Lake Forest, CA

Approx. 390 person inside & outside sales force located in 42 states call on a customer base of over 16,400 independent retail brokers

Compete on service, primarily a price taker

Correspondent / Mini Bulk

Attempt to create competitive advantages by offering small
warehouse lines and private labeling our origination system

Current production run rate of approx. $50-$150 million per quarter

Distribution Channels - Continued

Retail

Call centers located in Columbia, MD and Kansas City, MO
focusing primarily on retention of existing portfolio

Approx. 120 loan officers

Secondary focus on new business using primarily purchased
leads

Current production run rate of $200-$300 million per quarter

Acquired certain assets from Oak Street Mortgage during Q4 ‘06

Added 19 traditional retail branch locations in 14 states

Expect acquisition to increase retail production by $50-$100 million per month

Historical Production

2006

2005

2004

2003

2002

Total Nonconforming Production

$10.23B

$9.28B

$8.42B

$5.25B

$2.50B

Wholesale

86%

75%

65%

67%

79%

Retail

9%

16%

25%

28%

19%

Correspondent / Mini Bulk

5%

9%

10%

5%

2%

Securitizations

7

4

4

4

3

Resecuritizations

0

1

3

1

1

Non-Conforming Production

$0

$500

$1,000

$1,500

$2,000

$2,500

$3,000

Quarter

0.00%

1.00%

2.00%

3.00%

4.00%

Principal Originated

Cost to Originate

Origination Practices

100% Pre-funding Audit

Quality/Fraud procedures for new and existing brokers

Watch list / Do not take list for 3rd party vendors

Validation of borrower identity, employment, income, occupancy

100% Appraisal Review

All appraisals reviewed by underwriter as well as ran through risk evaluator software (CoreLogic ™’s HistoryProReview™ )

70% cleared by underwriter with the help of additional on-line data sources (SiteXdata.com ™, RealQuest®)

30% referred to on staff licensed appraisers

Review includes pulling additional comps, AVM’s, BPO’s, drive-bys and/or full second appraisals

On average 15%-20% of those reviewed by staff appraisers have their value reduced

Origination Practices - Continued

Post Funding Quality Control

Identifies negative trends / provides feedback

5%-10% random review of production within 45 days of funding

Results determine if additional biased sampling is needed

Predatory Lending Issues

We do not originate high cost loans (HOEPA or State High Cost loans)

Net tangible benefit test automated and performed on all
eligible loans

Adhere to the FNMA fee test (5% max) on all loans where
NovaStar acts as the lender

Risks and Risk Management

Interest rate/prepayment

Hedging - match duration using swaps and caps

Prepayment/convexity - prepayment penalties

Portfolio is hedged within maximum exposure of 10% of equity up/down 100 bps

Credit

Geographic diversification

Lender paid deep MI down to 50-55% LTV

Common sense U/W and strong quality control

Service our own collateral

Liquidity

$3.65 billion of committed borrowing capacity from 4 separate lenders

Servicing Overview

$16 billion portfolio representing 105,000 accounts

22nd largest sub-prime servicer (as of 6/30/06;  Source: Inside B&C Lending)

Total staff of approx. 250

17 years average experience among Management/Supervisors

Approved FHA, VA, Fannie Mae and Freddie Mac
seller/servicer

Rated by all three rating agencies

S&P:  Strong

Moody’s:  SQ2

Fitch:  RSP2-

Servicing

$0

$2,500

$5,000

$7,500

$10,000

$12,500

$15,000

$17,500

Quarter

0.00%

0.10%

0.20%

0.30%

0.40%

0.50%

Principal Serviced

Cost to Service

Collateral Performance
Pre-Mortgage Insurance

(All data as of December 31, 2006 unless stated otherwise)

Production Summary

Year

Average

Balance

WAC

LTV

CLTV

FICO

PPP

(% with)

PPP

Years

ARM

NON-FULL

DOC

NOO

CASH OUT

1997-98

$104,857

10.03%

79.6%

81.2%

604

70%

2.2

68%

35.1%

5.9%

52.9%

1999

$100,903

9.91%

81.6%

82.9%

615

90%

3.2

64%

39.8%

7.7%

49.5%

2000

$116,458

10.57%

82.6%

85.0%

616

90%

2.9

77%

41.3%

6.1%

42.7%

2001

$132,426

9.86%

83.1%

85.9%

614

81%

2.4

72%

39.2%

4.4%

48.4%

2002

$150,614

8.34%

81.5%

83.9%

629

80%

2.4

68%

46.0%

3.6%

56.0%

2003

$157,801

7.32%

80.5%

83.1%

639

77%

2.3

67%

50.7%

3.5%

60.8%

2004

$159,896

7.62%

82.4%

84.3%

622

72%

1.9

83%

50.4%

4.1%

60.0%

2005

$184,179

7.72%

81.8%

85.5%

631

64%

1.5

82%

53.9%

4.6%

59.2%

2006

$207,021

8.96%

82.7%

87.0%

622

61%

1.5

79%

52.9%

5.1%

58.3%

Actual Loss Severity

Production Year

Loans

Principal

Liquidated

Average

Balance

Loss

Severity

1997-1998

2,101

$207,286,241

$98,661

42.5%

2000

609

$66,954,314

$109,941

36.3%

2001

945

$107,573,615

$113,835

35.8%

2002

907

$114,551,265

$126,297

33.7%

2003

1,045

$118,622,228

$113,514

34.7%

2004

1,484

$187,130,014

$126,098

35.2%

2005

466

$60,643,553

$130,136

32.8%

2000-2005

5,456

$655,474,989

$120,138

34.8%

Production Performance

Production Performance

Early Performance Indicators

Year

First Payment Default

(MBA method)

First Payment Default

(OTS method)

Early Payment Default

(OTS method)

1997-1998

4.67%

2.05%

9.20%

2000

1.65%

0.80%

5.61%

2001

1.33%

0.66%

5.02%

2002

1.05%

0.45%

2.77%

2003

0.67%

0.25%

1.79%

2004

1.49%

0.54%

3.27%

2005

1.73%

0.66%

3.56%

2006

2.41%

1.32%

8.19%

2000-2005

1.35%

0.52%

3.15%

                 Notes:  1) Early payment default is defined as missing one payment in the first six payments.  2) Numbers do not include data on loans sold to third parties.

                               3) 2006 numbers only include data through June 30, 2006.

Additional Data

    Complete production and performance data can be found on
NovaStar’s websites:

http://www.novastarbondinvestors.com/

Static pool data

Offering documents

Bond remittance statements

http://www.novastarmortgage.com/corporate/

Monthly production reports

Mortgage insurance claim statistics

22